EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WorldStar Energy, Corp. (the "Company") on Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Kinley, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
     and

b) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /S/ M. W. KINLEY
                                            ----------------------------------
                                            Michael Kinley
                                            President and Chief Financial
                                            Officer

                                            May 17, 2005


A signed original of this written statement required by Section 906 has been provided to WorldStar Energy, Corp. and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.